Prepayments, receivables and other assets (Tables)	12 Months Ended
Dec. 31, 2020
Prepayments, receivables and other assets
Schedule of prepayments, receivables and other assets

	As of December 31,
	2019	2020
	RMB	RMB

	(in thousands)
Current:
Advances to suppliers	254,534	474,629
Deposits paid to new home developers (i)	3,311,371	2,124,204
Prepaid rental and other deposits	439,775	771,010
Staff advances	247,353	215,007
Receivables from escrow account	18,982	15,029
Interest receivables	93,950	37,227
VAT‑input deductible	608,958	655,016
Prepaid income tax	—	108,989
Others	318,073	276,267
Total	5,292,996	4,677,378
Non‑current:
Prepayment for advertising resources (ii)	145,806	—
Deferred tax asset (Note 19)	520,292	884,435
Others	59,452	109,959
Total	725,550	994,394
(i)	Deposits paid to new home developers

Deposits paid to new home developers refers to the earnest deposits paid by the Group to developers for new home transaction service contracts.

(ii)	Prepayment for advertising resources

In December 2018, the Group and Tencent Holdings Limited and its subsidiaries (“Tencent”) entered into a business cooperation agreement (the “BCA”) pursuant to which Tencent provides the Group a) certain advertising resources; and b) certain marketing and cloud services, as part of the consideration for Series D Preferred Shares issued to Tencent. The prepayment for advertising resources, marketing and cloud services is being charged to expense on an actual consumption basis. The prepayment was included in other non-current assets as of December 31, 2019 and subsequently reclassified to current assets in the first quarter of 2020 as the Management expected that the remaining prepayment was to be consumed within one year.